UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2007

Commission File Number  000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Oregon	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

303) 771-0900

(Registrant’s telephone number, including area code)

Item 2.01 Completion of Acquisition or Disposition of Assets

This Form 8-K/A amends the Current Report on Form 8-K of CH2M HILL Companies, Ltd. dated September 7, 2007 (as amended by Form 8-K/A filed on October 31, 2007 that included the audited financial statements of VECO Corporation as of March 31, 2007 and 2006 and for each of the years in the three years ended March 31, 2007) to include the interim financial statements of the business acquired as required by Item 9(a) and the pro forma condensed consolidated financial information required by Item 9(b).

On September 7, 2007, CH2M HILL Companies Ltd. (CH2M HILL) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with VECO Corporation (VECO), a privately-held corporation headquartered in Anchorage, Alaska, and its stockholders to acquire VECO and substantially all of VECO’s operating businesses. The consideration that CH2M HILL paid for VECO was approximately $350 million in the aggregate, including cash and the assumption of certain liabilities. The acquisition was financed from existing available cash and borrowings under our Amended and Restated Credit Facility.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

The following unaudited interim historical financial information for VECO Corporation is filed as Exhibit 99.3 and incorporated herein by reference:

(i)            Unaudited Condensed Consolidated Balance Sheet at June 30, 2007

(ii)           Unaudited Condensed Consolidated Statements of Income for the three-month periods ended June 30, 2007 and 2006

(iii)          Unaudited Condensed Consolidated Statements of Cash Flows for the three-month periods ended June 30, 2007 and 2006

(iv)          Unaudited Notes to Condensed Consolidated Financial Statements

(b)           Pro Forma Financial Information.

The following unaudited condensed combined pro forma financial information of CH2M HILL and VECO Corporation is filed as Exhibit 99.4 and incorporated herein by reference:

(i)            Introduction to Unaudited Condensed Combined Pro Forma Financial Information

(ii)                                  Unaudited Condensed Combined Pro Forma Balance Sheet at June 30, 2007

(iii)                               Unaudited Condensed Combined Pro Forma Statement of Income for the year ended December 31, 2006

(iv)                              Unaudited Condensed Combined Pro Forma Statement of Income for the six-month period ended June 30, 2007

(v)                                 Unaudited Notes to Condensed Combined Pro Forma Financial Information

(d)                                 Exhibits.

99.3                        Unaudited Condensed Consolidated Financial Statements of VECO Corporation as of June 30, 2007 and for each of the three-month periods ended June 30, 2007 and 2006

99.4                          Unaudited Condensed Combined Pro Forma Financial Information of CH2M HILL and VECO Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: November 21, 2007	By:	/s/ Samuel H. Iapalucci
Samuel H. Iapalucci

	Its:	Executive Vice President and Chief Financial Officer

By:	/s/ JoAnn Shea
JoAnn Shea

Its:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.3	Unaudited Condensed Consolidated Financial Statements of VECO Corporation as of June 30, 2007 and for each of the three-month periods ended June 30, 2007 and 2006

99.4	Unaudited Condensed Combined Pro Forma Financial Information of CH2M HILL and VECO Corporation